Exhibit 99.B(h)(1)(D)(i)

October 15, 2007

Ms. Katherine Dinella

Vice President

The Bank of New York - Securities Lending

32 Old Slip, 15th Floor

New York, NY 10286

Dear Ms. Dinella:

Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the “Agreements”), we hereby notify you of the addition of ING Asia-Pacific Real Estate Fund and ING European Real Estate Fund, effective October 15, 2007, two newly established series of ING Mutual Funds and ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio, two newly established series of ING Investors Trust , respectively, effective November 9, 2007 and October 17, 2007  (the “Funds”) to be included on the Amended Exhibit A to the Agreements. Amended Exhibit A is attached hereto. This Amended Exhibit A supersedes the previous Amended Exhibit A dated August 20, 2007.

The Amended Exhibit A has also been updated to reflect the name change of ING Davis Venture Value Portfolio to ING Davis New York Venture Portfolio.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

Sincerely,

By:	/s/ Todd Modic
Name:	Todd Modic
Title:	Senior Vice President
ING Mutual Funds
ING Investors Trust

ACCEPTED AND AGREED TO:

The Bank of New York

By:	/s/ Lawrence I. Mannix
Name:	Lawrence I. Mannix
Title:	Managing Director, Duly Authorize

7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Mutual Funds ING Investors Trust

AMENDED EXHIBIT A

with respect to the

SECURITIES LENDING AGREEMENT AND GUARANTY AND

SUBSCRIPTION AGREEMENT

Fund

BNY Account Number  (domestic/global)

ING Asia Pacific High Dividend Equity Income Fund

470269

ING Equity Trust

ING Fundamental Research Fund	464290
ING Index Plus LargeCap Equity Fund	464713
ING Index Plus LargeCap Equity Fund II	464714
ING Index Plus LargeCap Equity Fund III	TBD
ING Index Plus LargeCap Equity Fund IV	TBD
ING Index Plus LargeCap Equity Fund V	TBD
ING Index Plus LargeCap Equity Fund VI	TBD
ING Index Plus LargeCap Equity Fund VII	TBD
ING Index Plus LargeCap Equity Fund VIII	TBD
ING Index Plus LargeCap Equity Fund IX	TBD
ING Index Plus LargeCap Equity Fund X	TBD
ING Index Plus LargeCap Equity Fund XI	TBD
ING Index Plus LargeCap Equity Fund XII	TBD
ING LargeCap Growth Fund	464733
ING LargeCap Value Fund	454702
ING MidCap Opportunities Fund	464741
ING Opportunistic LargeCap Fund	464288
ING Real Estate Fund	464746
ING SmallCap Opportunities Fund	464743
ING SmallCap Value Choice Fund	464788
ING Value Choice Fund	464786

ING Funds Trust

ING Classic Money Market Fund	464008
ING High Yield Bond Fund	464010
ING Institutional Prime Money Market Fund	464048
ING Intermediate Bond Fund	464006
ING National Tax-Exempt Bond Fund	464002

ING Global Equity Dividend and Premium Opportunity Fund	464767

Fund

BNY Account Number  (domestic/global)

ING International High Dividend Equity Income Fund

471088

ING Investment Funds, Inc.

ING MagnaCap Fund	464734

ING Investors Trust

ING AllianceBernstein Mid Cap Growth Portfolio

058102

ING American Funds Bond Portfolio

TBD

ING American Funds Growth Portfolio

464755

ING American Funds Growth-Income Portfolio

464753

ING American Funds International Portfolio

464761

ING BlackRock Large Cap Growth Portfolio

279607

ING BlackRock Large Cap Value Portfolio

279608

ING BlackRock Inflation Protected Bond Portfolio

470551

ING Capital Guardian U.S. Equities Portfolio

058221

ING Disciplined Small Cap Value Portfolio

464711

ING EquitiesPlus Portfolio

464777

ING Evergreen Health Sciences Portfolio

464704

ING Evergreen Omega Portfolio

464706

ING FMRSM Large Cap Growth Portfolio

464572

ING FMRSM Mid Cap Growth Portfolio

058098

ING Focus 5 Portfolio

TBD

ING Franklin Income Portfolio

464703

ING Franklin Mutual Shares Portfolio

470549

ING Franklin Templeton Founding Strategy Portfolio

470550

ING Global Real Estate Portfolio

464280

ING Global Resources Portfolio

058085

ING Global Technology Portfolio

158090

ING International Growth Opportunities Portfolio

279604

ING Janus Contrarian Portfolio

058401/279601

ING JPMorgan Emerging Markets Equity Portfolio

058096

ING JPMorgan Small Cap Core Equity Portfolio

279610

ING JPMorgan Value Opportunities Portfolio

464582

ING Julius Baer Foreign Portfolio

279606

ING Legg Mason Value Portfolio

058400/279600

ING LifeStyle Aggressive Growth Portfolio

464998

ING LifeStyle Conservative Portfolio	TBD

ING LifeStyle Growth Portfolio

464996

ING LifeStyle Moderate Growth Portfolio

464994

ING LifeStyle Moderate Portfolio

464992

ING Limited Maturity Bond Portfolio

058082

ING Liquid Assets Portfolio

058081

ING Lord Abbett Affiliated Portfolio

058220

ING MarketPro Portfolio	464910

Fund

BNY Account Number  (domestic/global)

ING Investors Trust (cont.)

ING MarketSyle Growth Portfolio	464926
ING MarketStyle Moderate Growth Portfolio	464922
ING MarketStyle Moderate Portfolio	464934

ING Marsico Growth Portfolio

058101

ING Marsico International Opportunities Portfolio

464576

ING MFS Total Return Portfolio

058100

ING MFS Utilities Portfolio

464584

ING Oppenheimer Main Street Portfolio®

058099

ING PIMCO Core Bond Portfolio

058103

ING PIMCO High Yield Portfolio

464018

ING Pioneer Equity Income Fund	470567
ING Pioneer Fund Portfolio	464578
ING Pioneer Mid Cap Value Portfolio	464580

ING Stock Index Portfolio

464701

ING T. Rowe Price Capital Appreciation Portfolio

058084

ING T. Rowe Price Equity Income Portfolio

058087

ING Templeton Global Growth Portfolio

058095

ING UBS U.S. Allocation Portfolio

058402/279602

ING Van Kampen Capital Growth Portfolio

279609

ING Van Kampen Global Franchise Portfolio

279605

ING Van Kampen Growth and Income Portfolio

058090

ING Van Kampen Real Estate Portfolio

058086

ING VP Index Plus International Equity Portfolio	464492

ING Wells Fargo Disciplined Value Portfolio

058088

ING Wells Fargo Small Cap Disciplined Portfolio

464795

ING Mayflower Trust

ING International Value Fund

464212

ING Mutual Funds

ING Asia-Pacific Real Estate Fund

TBD

ING Disciplined International SmallCap Fund

464294

ING Diversified International Fund

464292

ING Emerging Countries Fund

464214

ING Emerging Markets Fixed Income Fund

464296

ING European Real Estate Fund

TBD

ING Foreign Fund

464202

ING Global Bond Fund	464773
ING Global Equity Dividend Fund	464751

ING Global Natural Resources Fund

464210

ING Global Real Estate Fund	464220

ING Global Value Choice Fund

464218

ING Greater China Fund	464286

Fund

BNY Account Number  (domestic/global)

ING Mutual Funds (cont.)

ING Index Plus International Equity Fund	464282
ING International Capital Appreciation Fund	464282
ING International Equity Dividend Fund	470552
ING International Growth Opportunities Fund	464206

ING International Real Estate Fund

464298

ING International SmallCap Fund

464216

ING International Value Choice Fund

464278

ING International Value Opportunities Fund

465476

ING Russia Fund

464208

ING Partners, Inc.
ING American Century Large Company Value Portfolio	464544
ING American Century Small-Mid Cap Value Portfolio	464502

ING Baron Asset Portfolio

464556

ING Baron Small Cap Growth Portfolio	464504
ING Columbia Small Cap Value II Portfolio	464785
ING Davis New York Venture Portfolio	464546
ING Fidelity® VIP Contrafund Portfolio	464564
ING Fidelity® VIP Equity-Income Portfolio	464568
ING Fidelity® VIP Growth Portfolio	464570
ING Fidelity® VIP Mid Cap Portfolio	464566
ING Fundamental Research Portfolio	464538
ING JPMorgan International Portfolio	464528
ING JPMorgan Mid Cap Value Portfolio	464506
ING Legg Mason Partners Aggressive Growth Portfolio	464518
ING Legg Mason Partners Large Cap Growth Portfolio	464516
ING Lord Abbett U.S. Government Securities Portfolio	464036
ING Neuberger Berman Partners Portfolio	464598
ING Neuberger Berman Regency Portfolio	464774
ING OpCap Balanced Value Portfolio	464542
ING Oppenheimer Global Portfolio	464508
ING Oppenheimer Strategic Income Portfolio	464548
ING PIMCO Total Return Portfolio	464510
ING Pioneer High Yield Portfolio	464032
ING Solution 2015 Portfolio	464590
ING Solution 2025 Portfolio	464594
ING Solution 2035 Portfolio	464596
ING Solution 2045 Portfolio	464574
ING Solution Growth and Income Portfolio	471082
ING Solution Growth Portfolio	471083
ING Solution Income Portfolio	464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	464534
ING T. Rowe Price Growth Equity Portfolio	464530

Fund

BNY Account Number  (domestic/global)

ING Partners, Inc. (cont.)
ING Templeton Foreign Equity Portfolio	464200
ING Thornburg Value Portfolio	464522
ING UBS U.S. Large Cap Equity Portfolio	464520
ING UBS U.S. Small Cap Growth Portfolio	464533
ING Van Kampen Comstock Portfolio	464512
ING Van Kampen Equity and Income Portfolio	464536

ING Risk Managed Natural Resources Fund

464763

ING Separate Portfolios Trust

ING SPorts Core Fixed Income Fund

470568

ING SPorts Core Plus Fixed Income Fund

470569

ING Series Fund, Inc.

Brokerage Cash Reserves

464062

ING 130/30 Fundamental Research Fund

464599

ING Balanced Fund

464764

ING Global Science and Technology Fund

464750

ING Growth and Income Fund

464723

ING Growth Fund

464762

ING Index Plus LargeCap Fund

464726

ING Index Plus MidCap Fund

464727

ING Index Plus SmallCap Fund

464725

ING International Growth Fund

464204

ING Money Market Fund

464064

ING Small Company Fund

464729

ING Strategic Allocation Conservative Fund

464722

ING Strategic Allocation Growth Fund

464720

ING Strategic Allocation Moderate Fund

464719

ING Strategic Allocation Portfolios, Inc.

ING VP Strategic Allocation Conservative Portfolio	464420

ING VP Strategic Allocation Growth Portfolio

464418

ING VP Strategic Allocation Moderate Portfolio	464416

ING Variable Funds

ING VP Growth and Income Portfolio

464402

ING Variable Insurance Trust

ING VP Global Equity Dividend Portfolio

464468 & 464466/464466

ING Variable Portfolios, Inc.

ING VP Global Science and Technology Portfolio

464422

Fund

BNY Account Number  (domestic/global)

ING Variable Portfolios, Inc. (cont.)

ING VP Growth Portfolio

464404

ING VP Index Plus LargeCap Portfolio

464406

ING VP Index Plus MidCap Portfolio

464408

ING VP Index Plus SmallCap Portfolio

464410

ING VP International Equity Portfolio

464460

ING VP Small Company Portfolio

464414

ING VP Value Opportunity Portfolio

464424

ING Variable Products Trust

ING VP Financial Services Portfolio

464449

ING VP High Yield Bond Portfolio	464432
ING VP International Value Portfolio	464464

ING VP MidCap Opportunities Portfolio

464444

ING VP Real Estate Portfolio

464747

ING VP SmallCap Opportunities Portfolio

464450

ING VP Balanced Portfolio, Inc.

464428

ING VP Intermediate Bond Portfolio

464400

ING VP Money Market Portfolio

464412